Exhibit 99.1

Resource America, Inc. Signs Definitive Agreement to be Acquired by C-III Capital Partners LLC

PHILADELPHIA, PA - May 23, 2016— Resource America, Inc. (NASDAQ: REXI) (“Resource America”), announced today that it has entered into a definitive agreement to be acquired by C-III Capital Partners LLC (“C-III”), a commercial real estate services company engaged in a broad range of activities, including primary and special loan servicing, loan origination, fund management, CDO management, principal investment, investment sales and multifamily property management. Under the terms of the agreement, Resource America stockholders will receive $9.78 per share in cash, or a total of approximately $ 207 million.

The agreement was unanimously approved by Resource America’s Board of Directors following a comprehensive review of strategic and financial alternatives that the Company announced in January, 2016. The price per share represents a premium of over 128% from REXI’s closing price on January 28, 2016, the day before it announced it would be reviewing strategic alternatives and a 51% premium over its closing price on May 20, 2016.

The addition of Resource America’s asset management business to C-III’s diverse suite of commercial real estate services will create a broad platform of products directed to retail and institutional investors. Resource America is the external manager of one publicly traded REIT, four non-traded REITS and two other registered investment companies and focuses on capital-raising activities through the independent broker-dealer network. C-III Capital Partners currently manages $3.8 billion on behalf of institutional investors in both debt and equity funds, a separate account and several structured product vehicles, including CRE-CDOs and ReREMICs. Its mortgage origination business has originated over $4.5 billion of commercial real estate loans since 2010. C-III Capital Partners is also one of the largest special and primary loan servicers in the United States, responsible for over 100 CMBS trusts comprising more than $100 billion of commercial real estate loans. The combined company will manage over $25 billion of gross assets, and own and/or manage over 70,000 apartment units across the U.S.

“We are very pleased with this transaction, which we believe provides excellent value to our shareholders and positions the businesses that we have created for further growth,” said Jonathan Z. Cohen, President and CEO of Resource America. “Having undertaken a thorough strategic review, during which we evaluated a wide variety of options, the board has unanimously concluded that partnering with C-III is the best way to maximize value. This transaction will provide our stockholders with significant and immediate cash value. C-III is a highly regarded real estate services and investment management organization with outstanding leadership, deep commercial real estate expertise and a management team, led by Andrew Farkas, that has a 30-year track record of acquiring and enhancing businesses and helping them flourish. This transaction should enable Resource America to focus on reaching a new level of excellence, which will benefit our employees, customers and partners.”

Edward E. Cohen, Chairman of Resource America since 1988, said, “I am very pleased that we are aligning with a strong, visionary and experienced group of high competence and achievement. We are achieving excellent value for our shareholders, providing a dynamic arena for our employees to grow Resource America’s businesses and will enable us to continue to offer outstanding investment products in various public, non-traded and private vehicles.”

Andrew L. Farkas, Chairman and CEO of C-III Capital Partners, said, “This transaction is a significant milestone for C-III. Since inception, we have been acutely focused on building and strengthening our industry position as a premier commercial real estate services and investment management firm. The addition of Resource America’s businesses further diversifies our platform and enables us to become an even broader and more robust full-service provider of commercial real estate debt and equity solutions, spanning loan servicing and origination, fund management, property management, brokerage and other services. We look forward to partnering with Resource America’s businesses and working with them to drive strong results across our combined platform as we embark on this next chapter of our growth.”

C-III intends to retain the leadership and staff of Resource America’s asset management businesses. The transaction, which is expected to close late in the third quarter or early in the fourth quarter of 2016, is subject to approval by Resource America stockholders, regulatory approvals and other customary closing conditions. The acquisition is not subject to any financing conditions.

Evercore has served as exclusive financial advisors to Resource America, and Wachtell, Lipton, Rosen & Katz has served as Resource America’s legal advisors. Proskauer Rose LLP has served as C-III’s legal advisors.

About C-III Capital Partners LLC

C-III Capital Partners LLC is a leading real estate investment manager and commercial property services company engaged in a broad range of activities. As one of the largest special servicers of commercial mortgage backed securities in the U.S., C-III utilizes its real estate expertise to resolve defaulted CMBS loans for over 100 CMBS trusts comprising $95 billion of commercial real estate loans. C-III manages $3.8 billion in funds and structured product vehicles that focus on commercial real estate equity and debt investments including nine real estate debt funds, four real estate equity funds, one hybrid debt and equity fund and a private REIT, along with CRE-CDOs and ReREMICs. Since inception in 2010, C-III has originated $4.6 billion in mortgages and manages funds that have acquired approximately $10 billion face amount of CMBS bonds. Through U.S. Residential, C-III manages more than 40,000 multifamily units nationwide. With the NAI Global brand, the company has more than 375 offices worldwide, with over 6,700 professionals, managing over 380 million square feet of property. C-III’s online marketplace, Real Capital Markets, has closed $1.6 trillion in real estate asset and loan sales since inception in 1999. C-III is headquartered in Irving, TX, and has additional offices in New York, NY, Greenville, SC, and Nashville, TN.

About Resource America

Resource America, Inc. is an asset management company that specializes in real estate and credit investments. The Company’s objective is to be best in class among asset managers in the real estate and credit sectors as measured by returns to investors and the quality of the funds and businesses it manages. Resource America’s investments emphasize consistent value and long-term returns with an income orientation. Resource America has $22.4 billion in gross assets under management as of March 31, 2016, and owns and manages over 20,000 multifamily units in more than 20 states. It has raised $1.5 billion in the aggregate through the independent broker dealer network, including $635 million in capital for Resource Real Estate Opportunity REIT and $ 556 million for Resource Real Estate Opportunity REIT II. For more information please visit our website at www.resourceamerica.com or contact Marketing and Investor Relations at pkamdar@resourceamerica.com.

Additional Information and Where to Find it

Resource America intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the contemplated transactions. The definitive proxy statement will be sent or given to Resource America stockholders and will contain important information about the contemplated transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. Investors and security holders may obtain a free copy of the proxy statement (when it is available) and other documents filed with the SEC at the SEC’s website at www.sec.gov.

Certain Information Concerning Participants

Resource America and C-III and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Resource America investors and security holders in connection with the contemplated transactions. Information about Resource America’s directors and executive officers is set forth in its proxy statement for its 2016 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. These documents may be obtained for free at the SEC’s website at www.sec.gov. Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the proxy statement that the Company intends to file with the SEC.

Cautionary Statement Regarding Forward-Looking Information

This communication contains forward-looking information about Resource America, C-III and the proposed transaction. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “could,” “plan,” “goal,” “potential,” “pro forma,” “seek,” “intend” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of Resource America and its subsidiaries. Resource America and C-III caution readers not to place undue reliance on these statements. These forward-looking statements are subject to a variety of risks and uncertainties. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks and uncertainties include the following: the failure to obtain Resource America stockholder approval of the proposed transaction; the possibility that the closing conditions to the contemplated transactions may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval; delay in closing the transaction or the possibility of non-consummation of the transaction; the occurrence of any event that could give rise to termination of the merger agreement; the risk that stockholder litigation in connection with the contemplated transactions may affect the timing or occurrence of the contemplated transactions or result in significant costs of defense, indemnification and liability; risks inherent in the achievement of cost synergies and the timing thereof; risks related to the disruption of the transaction to Resource America and its management; the effect of announcement of the transaction on Resource America’s ability to retain and hire key personnel and maintain relationships with any entities that it manages, suppliers and other third parties; difficult global economic and capital markets conditions; and changes in the legal and regulatory environment. These risks and others are described in greater detail in Resource America’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in Resource America’s Quarterly Reports on Form 10-Q and other documents filed by Resource America with the SEC after the date thereof. Resource America and C-III make no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.